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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 3 to Registration Statement No. 333-23875 of Flagstar Companies, Inc. on Form S-4 of our report dated February 13, 1997, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP


Greenville, South Carolina
June 2, 1997